UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_______________________________________________________________________
FORM 8-K
__________________________________________________________________________

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): February 12, 2024
________________________________________________________________________
CURO GROUP HOLDINGS CORP
(Exact Name of Registrant as Specified in Its Charter)
________________________________________________________________________

Delaware	001-38315	90-0934597
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 W Hubbard Street, 8th Floor, Chicago, IL		60654
(Address of Principal Executive Offices)		(Zip Code)

(312) 470-2000
(Registrant’s Telephone Number, Including Area Code)
N/A
(Former Name or Former Address, if Changed Since Last Report)
________________________________________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common stock	CURO	NYSE

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule12b-2 of the Securities Exchange Act of 1934(§240.12b-2 of this chapter).

    Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

ITEM 2.02 Results of Operations and Financial Condition

As previously announced, on February 5, 2024, CURO Group Holdings Corp. (the “Company”) issued a press release announcing its preliminary financial results for the three months and fiscal year ended December 31, 2023. The Company also announced the cancellation of its earnings conference call previously scheduled for February 7, 2024. In light of such cancellation, the Company has prepared a supplemental presentation relating to its preliminary financial results for the three months and fiscal year ended December 31, 2023 (the “Supplemental Earnings Presentation”). A copy of the Supplemental Earnings Presentation is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

The information contained in this Item 2.02 and Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be incorporated by reference into any filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as may be expressly set forth by specific reference in such filing.
ITEM 7.01 Regulation FD Disclosure

Stakeholder Discussions and Cleansing Information

As previously announced, the Company and its advisors continue to be engaged in discussions with certain of its key lenders and other stakeholders (the “Recipient Parties”) regarding a potential comprehensive financial restructuring to strengthen the Company’s balance sheet and financial position.

In connection with these discussions, the Company provided the Recipient Parties access to certain information related to the Company’s projected 2024 to 2028 performance concerning potential alternative transactions and future financial and operating performance which was based on certain projections, forecasts and base case assumptions (the “Cleansing Information”). The Company has agreed with the Recipient Parties to publicly disclose the Cleansing Information. The Cleansing Information is included in the Supplemental Earnings Presentation, which is being furnished herewith as Exhibit 99.1 and is incorporated herein by reference. The information contained in this Item 7.01 and Exhibit 99.1 hereto shall not be deemed to be “filed” for purposes of Section 18 of the Exchange Act, and shall not be incorporated by reference into any filings under the Securities Act, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

The Cleansing Information was prepared solely to facilitate a discussion with the Recipient Parties and was not prepared with a view toward public disclosure and the Cleansing Information should not be relied upon to make an investment decision with respect to the Company. The Cleansing Information should not be regarded as an indication that the Company or any third party considers the Cleansing Information to be material non-public information or a reliable prediction of future events, and the Cleansing Information should not be relied upon as such. The Cleansing Information includes certain values for illustrative purposes only and such values are not the result of, and do not represent, actual valuations, estimates, forecasts or projections of the Company or any third party and should not be relied upon as such. Neither the Company nor any third party has made or makes any representation to any person regarding the accuracy of any Cleansing Information or undertakes any obligation to update the Cleansing Information to reflect circumstances existing after the date when the Cleansing Information was prepared or conveyed or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Cleansing Information become or are shown to be incorrect.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements. These forward-looking statements include assumptions about various matters, such as the Company’s continued discussions with certain of its key lenders and other stakeholders and the outcome or timing of such process. In addition, words such as “estimate,” “believe,” “forecast,” “step,” “plan,” “predict,” “focused,” “project,” “is likely,” “guidance,” “expect,” “anticipate,” “intend,” “should,” “will,” “confident,” variations of such words and similar expressions are intended to identify forward-looking statements. The Company’s ability to achieve these forward-looking statements is based on certain assumptions, judgments and other factors, both within and outside of the Company’s control, that could cause actual results to differ materially from those in the forward-looking statements, including the risk that the Company will be unable to execute on a comprehensive financial restructuring and the risk that the Company’s discussions with its lenders and other stakeholders will be unduly delayed or unsuccessful, as well as other factors discussed in the Company’s filings with the Securities and Exchange Commission. These projections, estimates and assumptions may prove to be inaccurate in the future. These forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties that are difficult to predict with regard to timing, extent, likelihood and degree of occurrence. There may be additional risks that the Company does not presently know or currently believes are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. Given these risks and uncertainties, investors should not place undue reliance on forward-looking statements as a prediction of actual future results. The Company undertakes no obligation to update, amend or clarify any forward-looking statement for any reason.

ITEM 9.01     Financial Statements and Exhibits

(d). Exhibits

Exhibit Number	Description
99.1	Supplemental Earnings Presentation, dated February 12, 2024
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 12th day of February, 2024.

                        CURO Group Holdings Corp.
                        By: /s/ Ismail Dawood______
                        Ismail Dawood
                        Chief Financial Officer